Visa Inc. Fiscal First Quarter Financial Results February 8, 2012 Exhibit 99.2

First Quarter Fiscal 2012 Financial Results 2
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These
statements can be identified by the terms “expect,” “will,” “continue” and similar references to the future. Examples of such forward-looking statements include, but are not limited to, statements we make about our  revenue, revenue, incentive payments, expenses, operating margin, tax rate, earnings per share, capital expenditures, free cash flow and and the growth of those items.
By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are neither statements of historical fact nor guarantees of future performance and (iii) are subject to risks, uncertainties, assumptions and changes in circumstances that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements because of a variety of factors, including the following:
• the impact of new laws, regulations and marketplace barriers, including:
• rules capping debit interchange reimbursement fees promulgated under the Reform Act;
• rules under the Reform Act expanding issuers' and merchants' choice among debit payment networks;
• increased regulation outside the United States and in other product categories; and
• rules about consumer privacy and data use and security;
• developments in current or future litigation or government enforcement, including interchange, antitrust and tax disputes;
• economic factors, such as:
• an increase or spread of the current European crisis involving sovereign debt and the euro;
• other global economic, political and health conditions;
• cross-border activity and currency exchange rates; and
• material changes in our clients' performance compared to our estimates;
• industry developments, such as competitive pressure, rapid technological developments and disintermediation from the payments value stream;
• system developments, such as:
• disruption of our transaction processing systems or the inability to process transactions efficiently;
• account data breaches or increased fraudulent or other illegal activities involving our cards; and
• issues arising at Visa Europe, including failure to maintain interoperability between our systems;
• costs arising if Visa Europe were to exercise its right to require us to acquire all of its outstanding stock;
• loss of organizational effectiveness or key employees;
• failure to integrate recent acquisitions successfully or to effectively launch new products and businesses;
• changes in accounting principles or treatments; and
the other factors discussed in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission. You should not place undue reliance on such statements. Unless required to do so by law, we do not intend to update or revise any forward-looking statement, because of new information or future developments or otherwise.

First Quarter Fiscal 2012 Financial Results 3
Solid Fiscal First Quarter Results
Strong operating revenues of $2.5 billion, up 14% over prior year
Quarterly net income of $1.0 billion, up 16%, and diluted earnings per share of $1.49, up 21% over prior year
Continued positive secular trends and spending momentum contributed to growth in key underlying business drivers
Total as-converted class A common stock was reduced by 16.2 million shares, which was funded from $1.6 billion of the Company’s operating cash on hand

First Quarter Fiscal 2012 Financial Results 4
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(nominal)
19% 14% 17%
YOY Change
(constant)
13% 14% 13%
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material.
Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
ROW =
Quarter ended September
829
971
502
598
327
373
U.S.
473
ROW
356
U.S.
207
ROW
295
U.S.
517
ROW
454
U.S.
229
ROW
369
U.S.
288
ROW 85
U.S.
266
ROW 61
2010
2011
Total Visa Inc.
Credit Debit
Rest of World

First Quarter Fiscal 2012 Financial Results 5
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(nominal)
12% 9% 11%
YOY Change
(constant)
11% 12% 9%
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data.  Service revenues continue to be recognized based on payments volume in the prior quarter.  From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments.  Prior year volume information presented has not been updated, as changes made are not material  Figures may not sum due to rounding.
ROW = Rest of World
Quarter ended December
897
550
348
994
617
378
Total Visa Inc. Credit Debit
2010
2011
U.S.
493
ROW
405
U.S.
216
ROW
334
U.S.
277
ROW 71
U.S.
529
ROW
465
U.S.
237
ROW
380
ROW 86
U.S.
292

First Quarter Fiscal 2012 Financial Results 6
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(nominal)
28% 15% 9% 30% 39%
YOY Change
(constant)
9% 17% 8% 24% 36%
Note: Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
Quarter ended September
2010
2011
473
212
68
49
27
517
272
89
56
37
United States Asia Pacific Latin America and
Caribbean
Canada Central and
Eastern Europe,
Middle East and
Africa

First Quarter Fiscal 2012 Financial Results 7
Payments Volume
US$ in billions, nominal, except percentages
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior year volume information presented has not been updated, as changes made are not material. Figures may not sum due to rounding.
YOY Change
(nominal)
15% 7% 7% 16% 30%
YOY Change
(constant)
12% 8% 7% 22% 38%
Quarter ended December
2010
2011
493
240
81
53
30
529
275
94
57
39
United States Asia Pacific Latin America and
Caribbean
Canada Central and
Eastern Europe,
Middle East and
Africa

First Quarter Fiscal 2012 Financial Results 8
Transactions
in millions, except percentages
Quarter ended September Quarter ended December
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. From time to time, previously submitted transaction information may be updated. Prior year transaction information presented has not been updated, as changes made are not material.
YOY
Change
9% 9% 8% 8%
2010
2011
18,845
12,580
20,339
13,600
Total Transactions Processed
Transactions
Credit
36%
Debit
64%
Credit
36%
Debit
64%
18,149
12,119
19,808
13,263
Total Transactions Processed
Transactions
Credit
35%
Debit
65%
Credit
36%
Debit
64%

First Quarter Fiscal 2012 Financial Results 9
Total Cards
in millions, except percentages
YOY
Change
7% 4% 0%
Note: From time to time, previously submitted card information may be updated.  Prior year card information presented has not been updated, as changes made are not material
Quarter ended September
2010
2011
770
1,081
1,850
774
1,157
1,930
Credit Debit Visa Inc.

First Quarter Fiscal 2012 Financial Results 10
Revenue – Q1 2012
US$ in millions, except percentages
YOY
Change
19% 14% 15%
Note: Growth rates and percentage of gross revenues calculated based on whole numbers, not rounded numbers.
FY12% of
Gross Revenues
16% 84%
2,643
(405)
2,238
3,028
(481)
2,547
Gross Revenues Incentives Net Operating
Revenues
Fiscal 2011
Fiscal 2012

First Quarter Fiscal 2012 Financial Results 11
Revenue Detail – Q1 2012
US$ in millions, except percentages
Note: Growth rates calculated based on whole numbers, not rounded numbers.
YOY
Change
13% 19% 14% 11%
Fiscal 2011
Fiscal 2012
1,008
844
630
161
1,151
951
748
178
Service
Revenues
Data Processing
Revenues
International
Transaction
Revenues
Other Revenues

First Quarter Fiscal 2012 Financial Results 12
Operating Margin – Q1 2012
US$ in millions, except percentages
Note: Growth rates calculated based on whole numbers, not rounded numbers.
YOY
Change
7% 18% 14% 3 ppts
Fiscal 2011
Fiscal 2012
2,238
872
1,366
61%
2,547
929
1,618
64%
Net Operating
Revenues
Total Operating
Expenses
Operating
Income
Operating
Margin

First Quarter Fiscal 2012 Financial Results 13
Operating Expenses – Q1 2012
US$ in millions, except percentages
Note: Growth rates calculated based on whole numbers, not rounded numbers.
YOY
Change
(4%) 16% 9% (7%) 18% 24%
357
80
197
61
67
110
389
98
190
70
80
102
Personnel Network
and Processing
Marketing Professional Fees Depreciation
and Amortization
General
and Administrative
Fiscal 2011
Fiscal 2012

First Quarter Fiscal 2012 Financial Results 14
Other Financial Results
• Cash, cash equivalents, restricted cash, and available-for-sale investment securities of $7.9 billion at the end of the fiscal first quarter, which includes $4.4 billion of restricted cash in the litigation escrow account
• Free cash flow of $1.4 billion for the fiscal first quarter
• Capital expenditures of $66 million during the fiscal first quarter

First Quarter Fiscal 2012 Financial Results 15
Marketing expenses
Financial Metrics for Fiscal Year 2012
Annual operating margin
Client incentives as % of gross revenues
Annual net revenue growth
Low double
digits
17% to 18%
range
Under
$1 billion
About 60%

First Quarter Fiscal 2012 Financial Results 16
Financial Metrics for Fiscal Year 2012
Capital expenditures
$350 million to
$400 million
range
Adjusted annual diluted class A common stock
earnings per share growth
High teens
Adjusted tax rate*
33% to 34%
range
Annual free cash flow
Greater than
$4 billion
*Excludes the impact of possible non-cash revaluation of deferred tax liabilities, which could decrease the GAAP tax rate to 30% to 31%. These deferred tax liabilities are primarily associated with indefinite-lived intangible assets recorded as part of Visa’s October 2007 reorganization.

Appendix Reconciliation of Non-GAAP Measures

First Quarter Fiscal 2012 Financial Results
A1
Calculation of Free Cash Flow
US$ in millions
(1) Includes changes in client incentives, trade receivable/payable, settlement receivable/payable, and personnel incentives.
US$ in millions
Additions (+) /
Reductions (-) to
Net income
attributable to
Visa Inc.
Net income attributable to Visa Inc. (as reported) 1,029
Capital Assets + Depreciation and amortization 80
- Capital expenditures (66) 14
Litigation
+ Litigation provision -
+ Accretion expense 1
- Settlement payments (70)
+ Settlement payments funded by litigation escrow 70 1
Share-based Compensation
+ Share-based compensation 38
Pension
+ Pension expense 11
- Pension contribution - 11
Taxes
+ Income tax expense 590
- Income taxes paid (57) 533
Changes in Working Capital
(1)
+/- Changes in other working capital accounts (262)
Total Free Cash Flow 1,364
Three Months Ended
December 31, 2011